SUPPLEMENT DATED JULY 19, 2010
to
PROSPECTUS DATED MAY 1, 2009
for
PREFERRED ADVISOR
Individual Flexible Purchase Payment
Deferred Variable Annuity Contract
Issued by
KMA Variable Account
of
SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

On April 15, 2010, shareholders approved the reorganization of the Evergreen Mid Cap Growth Fund into the Wells Fargo Advantage Mid Cap Growth Fund after the closed of business on July 16, 2010.

Evergreen Mid Cap Growth Fund is no longer available for investment and all references to the fund are hereby deleted from the prospectus.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

K-100 (1) 7/2010